Exhibit 10.22

Execution Version

AMENDED AND RESTATED
REGISTRATION RIGHTS AGREEMENT

This AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (as amended from time to time, this “Agreement”) is dated as of May 7, 2010, and is entered into by and among C.P. Atlas Holdings, Inc., a Delaware corporation (“Holdings”), Centerbridge Capital Partners, L.P., a Delaware limited partnership (“Centerbridge”), Centerbridge Capital Partners SBS, L.P., a Delaware limited partnership (“Centerbridge SBS”), Centerbridge Capital Partners Strategic, L.P., a Delaware limited partnership (“Centerbridge Strategic” and, collectively with Centerbridge and Centerbridge SBS, the “Centerbridge Stockholders”), and the other holders of Shares (as defined below) party hereto (such other holders are the “Other Stockholders”, and, together with the Centerbridge Stockholders, are collectively referred to herein as the “Stockholders”).  The Other Stockholders who are employed by Holdings and/or its Subsidiaries at any time during their ownership of the Shares (whether or not they continue to be so employed) are collectively referred to herein as “Employee Stockholders.” References to a Stockholder, if applicable, include (i) all of its affiliated private equity funds, including co-invest and side-by-side entities, that hold Shares and (ii) transferees to whom a Stockholder transfers Shares and related rights under this Agreement in accordance with Section 6.1.  This Agreement is entered into and shall be binding on the parties hereto as of the date first written above, but shall not be effective unless and until the Merger (as defined below) shall have been consummated.

BACKGROUND

1.             Holdings, the Centerbridge Stockholders and the Employee Stockholders entered into a Registration Rights Agreement (the “Original Agreement”) simultaneously with the entry of the Merger Agreement in order to set forth certain arrangements between them with regard to the registration of the Shares.

2.             Pursuant to Section 7.5 of the Original Agreement, Holdings and the Centerbridge Stockholders are hereby amending and restating the Original Agreement.

ARTICLE I

DEFINITIONS

For purposes of this Agreement, the following terms have the meanings specified or referenced below:

“Agreement” has the meaning set forth in the preamble hereto.

“Business Day” means any day other than a Saturday or Sunday or any day on which the Federal Reserve Bank of New York is closed or any day on which banks in the city of New York, New York are required to close.

“Centerbridge” has the meaning set forth in the preamble hereto.

“Centerbridge SBS” has the meaning set forth in the preamble hereto.

“Centerbridge Stockholders” has the meaning set forth in the preamble hereto.

“Centerbridge Strategic” has the meaning set forth in the preamble hereto.

“Employee Stockholder” has the meaning set forth in the preamble hereto; provided, however, that each of the Christopher T. Ford 2005 Grantor Retained Annuity Trust and the Christopher Ford 2008 Grantor Retained Annuity Trust shall be deemed to be an “Employee Stockholder” herein.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Holdings” has the meaning set forth in the preamble hereto.

“Merger” has the meaning set forth in the Merger Agreement.

“Merger Agreement” means that certain Contribution and Merger Agreement, dated as of March 22, 2010, by and among Holdings, C.P. Atlas Intermediate Holdings, LLC, C.P. Atlas Acquisition Corp., American Renal Holdings, Inc., certain stockholders of American Renal Holdings, Inc. parties thereto and Wachovia Capital Partners GP I, LLC, as it may be amended, supplemented, modified or restated from time to time.

“Original Agreement” has the meaning set forth in the background hereto.

“Other Stockholders” has the meaning set forth in the preamble hereto.

“Person” or “person” means an individual, corporation, limited liability company, association, partnership, group (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934), trust, joint venture, business trust or unincorporated organization, or a government or any agency or political subdivision thereof or other entity of any nature whatsoever.

“Qualified Public Offering” means the first firm commitment underwritten public offering in which (i) Holdings sells Shares to the public for aggregate gross cash proceeds (before deduction of underwriting discounts and expenses of sale), together with the gross cash proceeds from any prior underwritten public offering, of at least $200,000,000 and (ii) the Shares have been accepted for listing on a Recognized Exchange.

“Recognized Exchange” means The New York Stock Exchange or the NASDAQ Stock Market.

“Rollover Agreement” means the Equity Contribution, Exchange and Subscription Agreement dated on or about March 22, 2010 between Holdings and the applicable stockholder named on the signature page thereto, as it may be amended, supplemented, modified or restated from time to time.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Stockholders” has the meaning set forth in the preamble hereto,

“Stockholders Agreement” means the Stockholders Agreement dated as of the date hereof among the Centerbridge Stockholders, Holdings, and the other holders of Shares party thereto.

“Shares” means shares of the common stock, par value $0.01 per share, of Holdings.  Shares held by a Stockholder the certificate for which does not bear a Securities Act restrictive legend, which Shares may be resold without restriction by such Stockholder under Rule 144 under the Securities Act, will not be considered Shares for purposes of this Agreement.

“Subsidiary” of a Person means another Person under the direct or indirect power to elect at least a majority of the board of directors or other governing body of such Person through the ownership of voting securities, ownership or partnership interests, by contract or otherwise or, if no such governing body exists, the direct or indirect ownership of 50% or more of the equity interests of such Person.

“WKSI” means a “Well-Known Seasoned Issuer”, as defined under Rule 405 of the Securities Act.

ARTICLE II

DEMAND AND PIGGYBACK RIGHTS

2.1.         Right of Centerbridge to Demand a Non-Shelf Registered Offering.  Upon the demand of the Centerbridge Stockholders made at any time and from time to time, Holdings will facilitate in the manner described in this Agreement a non-shelf registered offering of the Shares requested by the Centerbridge Stockholders to be included in such offering.  Any demanded non-shelf registered offering may, at Holdings’ option, include Shares to be sold by Holdings for its own account and will also include Shares to be sold by Stockholders that exercise their related piggyback rights, as provided, and within the time periods prescribed, herein.

2.2.         Right to Piggyback on a Non-Shelf Registered Offering.  In connection with any of (a) a registered offering demanded by the Centerbridge Stockholders pursuant to Section 2.1 (but only from and after the occurrence of a Qualified Public Offering) or (b) following Holdings’ Qualified Public Offering, any registered offering of Shares covered by a non-shelf registration statement (whether pursuant to the exercise of demand rights or at the initiative of Holdings), the Stockholders may exercise piggyback rights to have included in such offering Shares held by them; provided, however, that no Other Stockholder shall be permitted to exercise its piggyback rights or have its Shares otherwise sold pursuant to such non-shelf registration statement unless and until the Transfer Restriction Period (as defined in the Stockholders Agreement) shall have terminated.  Holdings will facilitate in the manner described in this Agreement any such non-shelf registered offering.

2.3.         Right to Demand and be Included in a Shelf Registration.  Upon the demand of the Centerbridge Stockholders, made at any time and from time to time when Holdings is eligible to utilize Form S-3 or a successor form to sell Shares in a secondary offering on a delayed or continuous basis in accordance with Rule 415 of the Securities Act, Holdings will facilitate in the manner described in this Agreement a shelf registration of Shares held by the Stockholders.  Any shelf registration filed by Holdings covering Shares (whether pursuant to a demand by the Centerbridge Stockholders or at the initiative of Holdings) will cover Shares held by each of the Stockholders (regardless of whether they demanded the filing of such shelf or not) equal to the same percentage of their respective holdings at the time of such request as is requested by the Centerbridge Stockholders with respect to the Shares of the Centerbridge Stockholders to be included in such shelf. If at the time of such request Holdings is a WKSI, such shelf registration would, at the request of the Centerbridge Stockholders, cover an unspecified number of Shares to be sold by Holdings and its Stockholders.

2.4.         Demand and Piggyback Rights for Shelf Takedowns.  Upon the demand of any Centerbridge Stockholder made at any time and from time to time, Holdings will facilitate in the manner described in this Agreement a “takedown” of Shares off of an effective shelf registration statement.  In connection with any underwritten shelf takedown (whether pursuant to the exercise of such demand rights by the Centerbridge Stockholders or at the initiative of Holdings), the Stockholders may exercise piggyback rights to have included in such takedown Shares held by them that are registered on such shelf; provided, however, that no Other Stockholder shall be permitted to exercise its piggyback rights or have its Shares otherwise sold pursuant to such shelf registration statement unless and until the Transfer Restriction Period (as defined in the Stockholders Agreement) shall have terminated.

2.5.         Right to Reload a Shelf.  Upon the written request of any Centerbridge Stockholder, Holdings will file and seek the effectiveness of a post-effective amendment to an existing shelf in order to register up to the number of Shares previously taken down off of such shelf by all Stockholders and not yet “reloaded” onto such shelf.  Centerbridge and Holdings will consult and coordinate with one another in order to accomplish such replenishments from time to time in a sensible manner.

2.6.         Limitations on Demand and Piggyback Rights.

(a)           Any demand for the filing of a registration statement or for a registered offering or takedown, and the exercise of any piggyback registration rights, will be subject to the constraints of any applicable lockup arrangements.  Notwithstanding anything in this Agreement to the contrary, the Employee Stockholders will not have piggyback or other’ registration rights with respect to registered primary offerings by Holdings or any of its subsidiaries (i) covered by a Form S-8 registration statement or a successor form applicable to employee benefit-related offers and sales, or (ii) where the Shares are not being sold for cash.

(b)           Holdings may postpone the filing of a demanded registration statement or suspend the effectiveness of any shelf registration statement for a reasonable “blackout period” not in excess of 90 days if the board of directors of Holdings determines that such registration or offering could materially interfere with a, bona fide business or financing transaction of Holdings or is reasonably likely to require premature disclosure of information, the premature disclosure of which could materially and adversely affect Holdings.  The blackout period will end upon the earlier to occur of, (i) in the case of a bona fide business or financing transaction, a date not later than 90 days from the date such deferral commenced, and (ii) in the case of disclosure of non-public information, the earlier to occur of (x) the filing by Holdings of its next succeeding Form 10-K or Form 10-Q, or (y) the date upon which such information is otherwise disclosed.

ARTICLE III

NOTICES, CUTBACKS AND OTHER MATTERS

3.1.         Notifications Regarding Registration Statements.  In order for the Centerbridge Stockholders to exercise their right to demand that a registration statement be filed, they must so notify Holdings in writing indicating the number of Shares sought to be registered and the proposed plan of distribution.

3.2.         Notifications Regarding Registration Piggyback Rights.

(a)           In the event that Holdings receives any demand from the Centerbridge Stockholders pursuant to Section 2.1, or if Holdings files a registration statement with respect to a non-shelf registered offering, Holdings will give to each of the Stockholders written notice thereof Any Stockholder wishing to exercise its piggyback rights (and having the right to do so) with respect to any such non-shelf registration statement must notify Holdings and the other Stockholders of the number of Shares it seeks to have included in such registration statement.  Such notice must be given as soon as practicable, but in no event later than 5:00 pm, New York City time, on the tenth day following delivery of the written notice from Holdings to such Stockholder.  No such notice is required in connection with a shelf registration statement, as Shares held by all Stockholders will be included up to the applicable percentage, subject to any transfer restrictions set forth herein.

(b)           Pending any required public disclosure and subject to applicable legal requirements, the parties will maintain appropriate confidentiality of their discussions regarding a prospective non-shelf registration.

3.3.         Notifications Regarding Demanded Underwritten Takedowns.

(a)           Holdings will keep the Stockholders apprised of all pertinent aspects of any underwritten shelf takedown demanded by the Centerbridge Stockholders in order that they may have a reasonable opportunity to exercise their related piggyback rights.  Without limiting Holdings’ obligation as described in the preceding sentence, having a reasonable opportunity requires that the Stockholders be notified by Holdings of an anticipated underwritten takedown (whether pursuant to a demand made by Centerbridge or made at Holdings’ own initiative) no later than 5:00 pm, New York City time, on (i) if applicable, the second trading day prior to the date on which the preliminary prospectus or prospectus supplement intended to be used in connection with pre-pricing marketing efforts for such takedown is finalized, and (ii) in all cases, the second trading day prior to the date on which the pricing of the relevant takedown occurs.

(b)           Any Stockholder wishing to exercise its piggyback rights with respect to an underwritten shelf takedown must notify Holdings and the Centerbridge Stockholders of the number of Shares it seeks to have included in such takedown.  Such notice must be given as soon as practicable, but in no event later than 5:00 pm, New York City time, on (i) if applicable, the trading day prior to the date on which the preliminary prospectus or prospectus supplement intended to be used in connection with marketing efforts for the relevant offering is expected to be finalized, and (ii) in all cases, the trading day prior to the date on which the pricing of the relevant takedown occurs.

(c)           Pending any required public disclosure and subject to applicable legal requirements, the parties will maintain appropriate confidentiality of their discussions regarding a prospective underwritten takedown.

3.4.         Plan of Distribution, Underwriters and Counsel.  If a majority of the Shares proposed to be sold in an underwritten offering through a non-shelf registration statement or through a shelf takedown is being sold by Holdings for its own account, Holdings will be entitled to determine the plan of distribution and select the managing underwriters for such offering.  Otherwise, Centerbridge shall be entitled to determine the plan of distribution and select the managing underwriters, and shall also be entitled to select counsel for the selling Stockholders (which may be the same as counsel for Holdings).  In the case of a shelf registration statement, the plan of distribution will provide as much flexibility as is reasonably possible, including with respect or resales by transferee Stockholders.

3.5.         Cutbacks.  If the managing underwriters advise Holdings and the selling Stockholders that, in their opinion, the number of Shares requested to be included in an underwritten offering exceeds the amount That can be sold in such offering without adversely affecting the price, distribution or timing of the Shares being offered, such offering will include only the number of Shares that the underwriters advise can be sold in such offering.  If Holdings is selling Shares for its own account in such offering and the offering is not being made on account of a demand made by the Centerbridge Stockholders, Holdings will have first priority.  To the extent of any remaining capacity, and in all other cases, the selling Stockholders (including Holdings, in the event Holdings is selling Shares for its own account in such offering and the offering is being made on account of a demand made by the Centerbridge Stockholders) will be subject to cutback pro rata based on the number of Shares initially requested by them to be included in such offering, without distinguishing between Stockholders based on who made the demand for such offering or otherwise, except to the extent that the managing underwriters require that Shares sought to be sold by Other Stockholders be cutback to a greater extent.

3.6.         Withdrawals.  Even if Shares held by a Stockholder have been part of a registered underwritten offering, such Stockholder may, no later than the time at which the public offering price and underwriters’ discount are determined with the managing underwriter, decline to sell all or any portion of the Shares being offered for its account.

3.7.         Lockups.  In connection with any underwritten offering of Shares, Holdings and each Stockholder will agree (in the case of Stockholders, with respect to Shares respectively held by them) to be bound by the underwriting agreement’s lockup restrictions that are agreed to (a) by Holdings, if a majority of the Shares being sold in such offering are being sold for its account or (b) by the Centerbridge Stockholders, if a majority of the Shares being sold in such offering are being sold for their account; provided, that each Other Stockholder may be required by the applicable underwriter or underwriters to execute “lock-up” arrangements for at least 180 days following any such underwritten public offering, even if such period is longer than the “lock-up” required to be entered into by Holdings or other Stockholders.

3.8.         Expenses.  All expenses incurred in connection with any registration statement or registered offering covering Shares held by Stockholders, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel (including the fees and disbursements of outside counsel for Stockholders) and of the independent certified public accountants, and the expense of qualifying such Shares under state blue sky laws, will be borne by Holdings.  However, underwriters’, brokers’ and dealers’ discounts and commissions applicable to Shares sold for the account of a Stockholder will be borne by such Stockholder.

ARTICLE IV

FACILITATING REGISTRATIONS AND OFFERINGS

4.1.         General.  If Holdings becomes obligated under this Agreement to facilitate a registration and offering of Shares on behalf of Stockholders, Holdings will do so with the same degree of care and dispatch as would reasonably be expected in the case of a registration and offering by Holdings of Shares for its own account.  Without limiting this general obligation, Holdings will fulfill its specific obligations as described in this Article IV.

4.2.         Registration Statements.  In connection with each registration statement that is demanded by Stockholders or as to which piggyback rights otherwise apply, Holdings will:

(a)           as expeditiously as possible (i) prepare and file with the SEC a registration statement covering the applicable Shares, (ii) file amendments and supplements thereto as warranted, (iii) seek the effectiveness thereof, and (iv) file with the SEC prospectuses and prospectus supplements as may be required, all in consultation with Centerbridge and as reasonably necessary in order to permit the offer and sale of the such Shares in accordance with the applicable plan of distribution;

(b)           (i)  within a reasonable time prior to the filing of any registration statement, any prospectus, any amendment to a registration statement, amendment or supplement to a prospectus or any free writing prospectus, provide copies of such documents to the selling Stockholders and to the underwriter or underwriters of an underwritten offering, if applicable, and to their respective counsel; fairly consider such reasonable changes in any such documents prior to or after the filing thereof as the counsel to the Stockholders or the underwriter or the underwriters may request; and make such of the representatives of Holdings as shall be reasonably requested by the selling Stockholders or any underwriter available for discussion of such documents;

(ii)           within a reasonable time prior to the filing of any document which is to be incorporated by reference into a registration statement or a prospectus, provide copies of such document to counsel for the Stockholders and underwriters; fairly consider such reasonable changes in such document prior to or after the filing thereof as counsel for such Stockholders or such underwriter shall request; and make such of the representatives of Holdings as shall be reasonably requested by such counsel available for discussion of such document;

(c)           use all reasonable efforts to cause each registration statement arid the related prospectus and any amendment or supplement thereto, as of the effective date of such registration statement, amendment or supplement and during the distribution of the registered Shares (x) to comply in all material respects with the requirements of the Securities Act and the rules and regulations of the SEC and (y) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(d)           notify each Stockholder promptly, and, if requested by such Stockholder, confirm such advice in writing, (i) when a registration statement has become effective and when any post-effective amendments and supplements thereto become effective if such registration statement or post-effective amendment is not automatically effective upon filing pursuant to Rule 462, (ii) of the issuance by the SEC or any state securities authority of any stop order, injunction or other order or requirement suspending the effectiveness of a registration statement or the initiation of any proceedings for that purpose, (iii) if, between the effective date of a registration statement and the closing of any sale of securities covered thereby pursuant to any agreement to which Holdings is a party, the representations and warranties of Holdings contained in such agreement cease to be true and correct in all material respects or if Holdings receives any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation of any proceeding for such purpose, and to take all reasonable actions required to obtain the lifting of any suspension of the qualification (or exemption from qualification) of any of the Shares for sale in any jurisdiction, and (iv) of the happening of any event during the period a registration statement is effective as a result of which such registration statement, or the related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

(e)           furnish counsel for each underwriter, if any, and for the Stockholders copies of any correspondence with the SEC or any state securities authority relating to the registration statement or prospectus;

(f)            otherwise use all reasonable efforts to comply with all applicable rules and regulations of the SEC, including making available to its security holders an earnings statement covering at least 12 months which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar provision then in force);

(g)           provide a transfer agent and registrar for all applicable Shares registered pursuant to such registration statement and a CUSIP number for all such securities, in each case not later than the effective date of such registration; and

(h)           use all reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement at the earliest possible time.

4.3.         Non-Shelf Registered Offerings and Shelf Takedowns.  In connection with any non-shelf registered offering or shelf takedown that is demanded by Stockholders or as to which piggyback rights otherwise apply, Holdings will:

(a)           cooperate with the selling Stockholders and the sole underwriter or managing underwriter of an underwritten offering, if any, to facilitate the timely preparation and delivery of certificates representing the Shares to be sold and not bearing any restrictive, legends; and enable such Shares to be in such denominations (consistent with the provisions of the governing documents thereof) and registered in such names as the selling Stockholders or the sole underwriter or managing underwriter of an underwritten offering of Shares, if any, may reasonably request at least five days prior to any sale of such Shares;

(b)           furnish to each Stockholder and to each underwriter, if any, participating in the relevant offering, without charge, as many copies of the applicable prospectus, including each preliminary prospectus, and any amendment or supplement thereto and such other documents as such Stockholder or underwriter may reasonably request in order to facilitate the public sale or other disposition of the Shares; Holdings hereby consents to the use of the prospectus, including each preliminary prospectus, by each such Stockholder and underwriter in connection with the offering and sale of the Shares covered by the prospectus or the preliminary prospectus;

(c)           (i) use all reasonable efforts to register or qualify the Shares being offered and sold, no later than the time the applicable registration statement becomes effective, under all applicable state securities or “blue sky” laws of such jurisdictions as each underwriter, if any, or any Stockholder holding Shares covered by a registration statement, shall reasonably request; (ii) use all reasonable efforts to keep each such registration or qualification effective during the period such registration statement is required to be kept effective; and (iii) do any and all other acts and things which may be reasonably necessary or advisable to enable each such underwriter, if any, and Stockholder to consummate the disposition in each such jurisdiction of such Shares owned by such Stockholder; provided, however, that Holdings shall not be obligated to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to consent to be subject to general service of process (other than service of process in connection with such registration or qualification or any sale of Shares in connection therewith) in any such jurisdiction;

(d)           cause all Shares being sold to be qualified for inclusion in or listed on any Recognized Exchange on which Shares issued by Holdings are then so qualified or listed if so requested by the Stockholders, or if so requested by the underwriter or underwriters of an underwritten offering of Shares, if any;

(e)           cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter in an underwritten offering;

(f)            use all reasonable efforts to facilitate the distribution and sale of any Shares to be offered pursuant to this Agreement, including without limitation by making road show presentations, holding meetings with and making calls to potential investors and taking such other actions as shall be requested by the Stockholders or the lead managing underwriter of an underwritten offering; and

(g)           enter into customary agreements (including, in the case of an underwritten offering, underwriting agreements in customary form, and including provisions with respect to indemnification and contribution in customary form and consistent with the provisions relating to indemnification and contribution contained herein) and take all other customary and appropriate actions in order to expedite or facilitate the disposition of such Shares and in connection therewith:

(1)           (i) make such representations and warranties to the selling Stockholders and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in similar underwritten offerings, and (ii) deliver such documents and certificates as may be reasonably requested by the holders of a majority of the Shares being sold pursuant to such registration statement, their counsel and the underwriter or underwriters, if any, to evidence the continued validity of the representations and warranties made pursuant to this Section 4.3(g)(1) and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by Holdings;

(2)           obtain opinions of counsel to Holdings and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the lead managing underwriter, if any) addressed to each selling Stockholder and the underwriters, if any, covering the matters customarily covered in opinions requested in sales of securities or underwritten offerings and such other matters as may be reasonably requested by such Stockholders and underwriters;

(3)           obtain “cold comfort” letters and updates thereof from Holdings’ independent certified public accountants addressed to the selling Stockholders, if permissible, and the underwriters, if any, which letters shall be customary in form and shall cover matters of the type customarily covered in “cold comfort” letters to underwriters in connection with primary underwritten offerings or as Centerbridge reasonably requests;

(4)           to the extent requested and customary for the relevant transaction, enter into a securities sales agreement with the Stockholders providing for, among other things, the appointment of such representative as agent for the selling Stockholders for the purpose of soliciting purchases of Shares, which agreement shall be customary in form, substance and scope and shall contain customary representations, warranties and covenants

The above shall be done at such times as customarily occur in similar registered offerings or shelf takedowns.

4.4.         Due Diligence.  In connection with each registration and offering of Shares to be sold by Stockholders, Holdings will, in accordance with customary practice, make available for inspection by representatives of the Stockholders and underwriters and any counsel or accountant retained by such Stockholder or underwriters all relevant financial and other records, pertinent corporate documents and properties of Holdings and cause appropriate officers, managers and employees of Holdings and/or its subsidiaries to supply all information reasonably requested by any such representative, underwriter, counsel or accountant in connection with their due diligence exercise; provided, however, that any such information shall be kept confidential by such persons in accordance with the provisions set forth in the Stockholders Agreement.

4.5.         Information from Stockholders.  Each Stockholder that holds Shares covered by any registration statement will furnish to Holdings such information regarding itself as is required to be included in the registration statement, the ownership of Shares by such Stockholder and the proposed distribution by such Stockholder of such Shares as Holdings may from time to time reasonably request in writing.

ARTICLE V

INDEMNIFICATION

5.1.         Indemnification by Holdings.  In the event of any registration under the Securities Act by any registration statement pursuant to rights granted in this Agreement of Shares held by Stockholders, Holdings will indemnify and hold harmless Stockholders and each underwriter of such securities and each other person, if any, who controls any Stockholder or such underwriter within the meaning of the Securities Act, against any losses, claims, damages, or liabilities (including legal fees and costs of court), joint or several, to which Stockholders or such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, or liabilities (or any actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact (i) contained, on its effective date, in any registration statement under which such securities were registered under the Securities Act or any amendment or supplement to any of the foregoing, or which arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) contained in any preliminary prospectus, if used prior to the effective date of such registration statement, or in the final prospectus (as amended or supplemented if Holdings shall have filed with the SEC any amendment or supplement to the final prospectus), or which arise out of or are based upon the omission or alleged omission to state a material fact required to be stated in such prospectus or necessary to make the statements in such prospectus not misleading; and will reimburse Stockholders and each such underwriter and each such controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, or liability; provided, however, that Holdings shall not be liable to any Stockholder or its underwriters or controlling persons in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or such amendment or supplement, in reliance upon and in conformity with information furnished to Holdings through a written instrument duly executed by Stockholders or such underwriter specifically for use in the preparation thereof.

5.2.         Indemnification by Stockholders.  To the extent of proceeds received by such Stockholder on the sale or other disposition of the securities covered by such registration statement (net of any discounts and commissions, but before selling expenses paid by such Stockholder), each Stockholder will, severally and not jointly, indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 5.1) Holdings, each director of Holdings and its subsidiaries, each officer of Holdings and its subsidiaries who shall sign the registration statement, and any person who controls Holdings within the meaning of the Securities Act, (i) with respect to any statement or omission from such registration statement, or any amendment or supplement to it, if such statement or omission was made in reliance upon and in conformity with information furnished to Holdings through a written instrument duly executed by such Stockholder specifically regarding such Stockholder for use in the preparation of such registration statement or amendment or supplement, and (ii) with respect to compliance by such Stockholder with applicable laws in effecting the sale or other disposition of the securities covered by such registration statement.

5.3.         Indemnification Procedures.  Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding Sections of this Article V, the indemnified party will, if a claim in respect thereof is to be made or may be made against an indemnifying party, give written notice to such indemnifying party of the commencement of the action.  The failure of any indemnified party to give notice shall not relieve the indemnifying party of its obligations in this Article V, except to the extent that the indemnifying party is actually prejudiced by the failure to give notice.  If any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense of the action with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to such indemnified party of its election to assume defense of the action, the indemnifying party will not be liable to such indemnified party for any legal or other expenses incurred by the latter in connection with the action’s defense other than reasonable costs of investigation.  An indemnified party shall have the right to employ separate counsel in any action or proceeding and participate in the defense thereof, but the fees and expenses of such counsel shall be at such indemnified party’s expense unless (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party, which authorization shall not be unreasonably withheld, (ii) the indemnifying party has not assumed the defense and employed counsel reasonably satisfactory to the indemnified party within 30 days after notice of any such action or proceeding, or (iii) the named parties to any such action or proceeding (including any impleaded parties) include the indemnified party and the indemnifying party and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to the indemnified party that are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action or proceeding on behalf of the indemnified party), it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to all local counsel which is necessary, in the good faith opinion of both counsel for the indemnifying party and counsel for the indemnified party in order to adequately represent the indemnified parties) for the indemnified party and that all such fees and expenses shall be reimbursed as they are incurred upon written request and presentation of invoices.  Whether or not a defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (not to be unreasonably withheld).  No indemnifying party will consent to entry of any judgment or enter into any settlement which (i) does not include as an unconditional term the giving by the claimant or plaintiff, to the indemnified party, of a release from all liability in respect of such claim or litigation or (ii) involves the imposition of equitable remedies or the imposition of any non-financial obligations on the indemnified party.

5.4.         Contribution.  If the indemnification required by this Article V from the indemnifying party is unavailable to or insufficient to hold harmless an indemnified party in respect of any indemnifiable losses, claims, damages, liabilities, or expenses, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities, or expenses in such proportion as is appropriate to reflect (i) the relative benefit of the indemnifying and indemnified parties and (ii) if the allocation in clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect the relative benefit referred to in clause (i) and also the relative fault of the indemnified and indemnifying parties, in connection with the actions which resulted in such losses, claims, damages, liabilities, or expenses, as well as any other relevant equitable considerations.  The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact, has been made by, or relates to information supplied by, such indemnifying party or parties, and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such action.  The amount paid or payable by a party as a result of the losses, claims, damage, liabilities, and expenses referred to, above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.  Holdings and Stockholders agree that it would not be just and equitable if contribution pursuant to this Section 5.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the prior provisions of this Section 5.4.

Notwithstanding the provisions of this Section 5.4, no indemnifying party shall be required to contribute any amount in excess of the amount by which the total price at which the securities were offered to the public by the indemnifying party exceeds the amount of any damages which the indemnifying party has otherwise been required to pay by reason of an untrue statement or omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such a fraudulent misrepresentation.

ARTICLE VI

OTHER AGREEMENTS

6.1.         Transfer of Rights.

(a)           Any Stockholder may transfer all or any portion of its rights under this Agreement to any transferee of Shares held by such Stockholder to whom such Stockholder is permitted to transfer its Shares pursuant to the Stockholders Agreement.  Any such transfer of registration rights will be effective upon receipt by Holdings of (i) written notice from such Stockholder stating the name and address of any transferee and identifying the number of Shares with respect to which rights under this Agreement are being transferred and the nature of the rights so transferred, and (ii) a written agreement, in form and substance reasonably satisfactory to Holdings, from such Stockholder to be bound by the terms of this Agreement.  However, if such transferees are receiving Shares through an in-kind distribution with an ability to resell Shares off of a shelf registration statement, no such written agreement is required, and such in-kind transferees will, as transferee Stockholders, be entitled as third party beneficiaries to the rights under this Agreement so transferred.  Any in-kind transferee who upon receipt of the applicable Shares would be entitled to have all Securities Act restricted securities legends removed from the certificates representing such Shares Will not be entitled to piggybacks rights.  Holdings and the transferring Stockholder will notify the other Stockholders as to who the transferees are and the nature of the rights so transferred.

(b)           In the event Holdings engages in a merger or consolidation in which the Shares are converted into securities of another company, appropriate arrangements will be made so that the registration rights provided under this Agreement continue to be provided to Stockholders by the issuer of such securities.  To the extent such new issuer, or any other company acquired by Holdings in a merger or consolidation, was bound by registration rights obligations that would conflict with the provisions of this Agreement, Holdings will, unless Stockholders then holding a majority of the Shares otherwise agree, use its commercially reasonable efforts to modify any such “inherited” registration rights obligations so as not to interfere in any material respects with the rights provided under this Agreement.

6.2.         Limited Liability.  Notwithstanding any other provision of this Agreement, neither the members, general partners, limited partners or managing directors, or any directors or officers of any members, general or limited partner, advisory director, nor any future members, general partners, limited partners, advisory directors, or managing directors, if any, of any Stockholder shall have any personal liability for performance of any obligation of such Stockholder under this Agreement in excess of the respective capital contributions of such members, general partners, limited partners, advisory directors or managing directors to such Stockholder.

6.3.         Rule 144.  If Holdings is subject to the requirements of Section 13, 14 or 15(d) of the Exchange Act, Holdings covenants that it will file any reports required to be filed by it under the Securities Act and the Exchange Act (or, if Holdings is subject to the requirements of Section 13, 14 or 15(d) of the Exchange Act but is not required to file such reports, it will, upon the request of any Stockholder, make publicly available such information) and it will take such further action as any Stockholder may reasonably request, so as to enable such Stockholder to sell Shares without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC.  Upon the request of any Stockholder, Holdings will deliver to such Stockholder a written statement as to whether it has complied with such requirements.

6.4.         In-Kind Distributions.  If any Stockholder seeks to effectuate an in-kind distribution of all or part of its Shares to its direct or indirect equityholders, Holdings will, subject to applicable lockups, work with such Stockholder and Holdings’ transfer agent to facilitate such in-kind distribution in the manner reasonably requested by such Stockholder.

6.5.         Holdings Covenants.  Holdings shall not, after the execution of this Agreement, enter into any other agreement with respect to its Shares which would conflict with or violate the rights granted to the Stockholders in this Agreement; provided, that the provision of additional rights (including demand registration and part passu piggyback registration rights) to Persons who are, or become, stockholders of the Company, shall not be deemed to conflict with or violate the rights granted to the Stockholders herein.

ARTICLE VII

MISCELLANEOUS

7.1.         Notices.  All notices, requests, demands and other communications required or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, fax or air courier guaranteeing delivery to the persons at the respective addresses set forth in Section 8.7 of the Stockholders Agreement.  All such notices, requests, demands and other communications shall be deemed to have been duly given; at the time of delivery by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed domestically in the United States (and seven Business Days if mailed internationally); when answered back, if telexed; when receipt acknowledged, if telecopied; and on the Business Day for which delivery is guaranteed, if timely delivered to an air courier guaranteeing such delivery.

7.2.         Section Headings.  The article and section headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.  References in this Agreement to a designated “Article” or “Section” refer to an Article or Section of this Agreement unless otherwise specifically indicated.

7.3.         Governing Law.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York,

7.4.         Jurisdiction; WAIVER OF JURY TRIAL.  Each of the parties hereto (a) consents to submit itself to the persona) jurisdiction of the United States District Court for the Southern District of New York or the Supreme Court of the State of New York, in each case, located in the Borough of Manhattan in the City of New York, in the event any dispute arises out of this Agreement or any of the transactions contemplated hereby, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (c) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated hereby in any court other than the aforementioned courts.  EACH OF THE PAR DES HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING ANY DISPUTE, CONTROVERSY OR CLAIM  ARISING OUT OF OR RELATING TO THIS AGREEMENT OR RELATING TO HOLDINGS OR ITS OPERATIONS.

7.5.         Amendments; Termination.  This Agreement may be amended only by an instrument in writing executed by Holdings and the Centerbridge Stockholders.  Any such amendment will apply to all Stockholders equally, without distinguishing between them.  This Agreement will terminate (i) automatically and without notice immediately upon the termination of the Merger Agreement in accordance with the terms thereof, (ii) as to any Other Stockholder, when such Other Stockholder may sell its Shares without restriction under Rule 144 under the Securities Act, and (iii) as to any Stockholder, when such Stockholder no longer holds any Shares.

7.6.         Entire Agreement.  This Agreement, the Stockholders Agreement and, to the extent a Stockholder is a party, such relevant Stockholder’s Rollover Agreement, contain the entire understanding of the parties with respect to the subject matter hereof and thereof.  The registration rights granted under this Agreement supersede any registration, qualification or similar rights with respect to any of the Shares of Common Stock granted under any other agreement, and any of such preexisting registration rights are hereby terminated.

7.7.         Severability.  The invalidity or unenforceability of any specific provision of this Agreement shall not invalidate or render unenforceable any of its other provisions.  Any provision of this Agreement held invalid or unenforceable shall be deemed reformed, if practicable, to the extent necessary to render it valid and enforceable and to the extent permitted by law and consistent with the intent of the parties to this Agreement.

7.8.         Counterparts.  This Agreement may be executed in multiple counterparts, including by means of facsimile or pdf, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

Signed:

C.P. ATLAS HOLDINGS, INC.

By:	/s/ Jared S. Hendricks
	Name:	Jared S. Hendricks
	Title:	Co-President

CENTERBRIDGE CAPITAL PARTNERS, L.P.

By:	Centerbridge Associates, L.P.,
its general partner

By:	Centerbridge GP Investors, LLC,
its general partner

By:	/s/ Steven M. Silver
	Name:	Steven M. Silver
	Title:	Authorized Person

CENTERBRIDGE CAPITAL PARTNERS SBS, L.P.

By:	Centerbridge Associates, L.P.,
its general partner

By:	Centerbridge GP Investors, LLC,
its general partner

By:	/s/ Steven M. Silver
	Name:	Steven M. Silver
	Title:	Authorized Person

CENTERBRIDGE CAPITAL PARTNERS
STRATEGIC, L.P.

By:	Centerbridge Associates, L.P.,
its general partner

By:	Centerbridge GP Investors, LLC,
its general partner

By:	/s/ Steven M. Silver
	Name:	Steven M. Silver
	Title:	Authorized Person

[Amended and Restated Registration Rights Agreement Signature Page]

EMPLOYEE STOCKHOLDER

/s/ Joseph A. Carlucci
Joseph A. Carlucci

[Amended and Restated Registration Rights Agreement Signature Page]

EMPLOYEE STOCKHOLDER

/s/ Syed T. Kamal
Syed T. Kamal

[Amended and Restated Registration Rights Agreement Signature Page]

EMPLOYEE STOCKHOLDER

/s/ John McDonough
John McDonough

[Amended and Restated Registration Rights Agreement Signature Page]

EMPLOYEE STOCKHOLDER

Christopher T. Ford 2005 Grantor Retained Annuity Trust

By:	/s/ Dale B. Demyanick
Name: Dale B. Demyanick
Title: Trustee

Christopher T. Ford 2008 Grantor Retained Annuity Trust

By:	/s/ Dale B. Demyanick
Name: Dale B. Demyanick
Title: Trustee

[Amended and Restated Registration Rights Agreement Signature Page]

OTHER STOCKHOLDER

AFOS EQUITY LLC

By:	/s/ Brian M. Feuer
Name: Brian M. Feuer
Title: Portfolio Manager

[Amended and Restated Registration Rights Agreement Signature Page]

OTHER STOCKHOLDER

BLACK DIAMOND PARTNERS LLC

By:	/s/ Michael Boxer
Name: Michael Boxer
Title: Managing Member

[Amended and Restated Registration Rights Agreement Signature Page]

OTHER STOCKHOLDER

JJ BARK LLC

By:	/s/ Michael Boxer
Name: Michael Boxer
Title: Managing Member

[Amended and Restated Registration Rights Agreement Signature Page]

OTHER STOCKHOLDER

TRIBECA INVESTMENT LLC

By:	/s/ Michael Boxer
Name: Michael Boxer
Title: Managing Member

[Amended and Restated Registration Rights Agreement Signature Page]